Supplement to the
Fidelity® Institutional Short-Intermediate Government Fund
January 29, 2008
Prospectus

The following information replaces similar information found under the "Fund Management" heading in the "Fund Services" section on page 22.

William Irving is manager of Institutional Short-Intermediate Government Fund, which he has managed since April 2008. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

ISIG-08-01 April 18, 2008
1.475734.110